UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 12, 2004

                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

State of Delaware                  000-22673                 11-3374812
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765

                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1: Press Release, dated August 12, 2004, of Schick Technologies, Inc. (the "Company") announcing its financial results for the first quarter of fiscal year 2005, ended June 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2004, Schick Technologies, Inc. issued a press release announcing its financial results for the first quarter of fiscal year 2005, ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

The aforementioned Press Release includes proforma earnings for the first quarter of fiscal 2004, adjusted to assume that the Company's deferred tax assets had been recorded at their gross valuation at June 30, 2003 and reflecting the Company's effective tax rate last year of 42%. This proforma presentation offsets the effect of the absence of a non-cash tax charge in the first quarter of fiscal 2004 and, in Management's view, provides useful information to investors regarding the Company's financial condition and results of operations and, specifically, its earnings growth during the quarter ended June 30, 2004 as compared to the same period in the prior year.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SCHICK TECHNOLOGIES, INC.
                                                   (Registrant)

Date: August 12, 2004
                                            By: /s/ Zvi N. Raskin
                                                -----------------
                                                Zvi N. Raskin
                                                Secretary and General Counsel